Exhibit 10.1

FIRST AMENDMENT

TO

CREDIT AGREEMENT

dated as of

April 1, 2011

among

Blueknight Energy Partners, L.P.,

as Borrower,

The Lenders Party Hereto

and

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent

FIRST AMENDMENT CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “First Amendment”) dated as of April 1, 2011, is among BLUEKNIGHT ENERGY PARTNERS, L.P., a Delaware limited partnership (the “Borrower”); JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, together with its successors in such capacity, the “Administrative Agent”) for the lenders party to the Credit Agreement referred to below (collectively, the “Lenders”); and the undersigned Lenders.

R E C I T A L S

The Borrower, the Administrative Agent and the Lenders are parties to that certain Credit Agreement dated as of October 25, 2010 (the “Credit Agreement”), pursuant to which the Lenders have made certain extensions of credit available to the Borrower.

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1. Defined Terms.  Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement.  Unless otherwise indicated, all references to Sections and Articles in this First Amendment refer to Sections and Articles of the Credit Agreement.

Section 2. Amendments to Credit Agreement.

2.1 Amendment to Section 1.01.  The following definition is hereby added to Section 1.01 where alphabetically appropriate to read as follows:

“Super Majority Facility Lenders”:  with respect to any Facility, the holders of more than 75% of the aggregate unpaid principal amount of the Term Loans or the Total Revolving Extensions of Credit, as the case may be, outstanding under such Facility (or, in the case of the Revolving Facility, prior to any termination of the Revolving Commitments, the holders of more than 75% of the Total Revolving Commitments); provided that that the Loans, LC Exposure and unused Commitments held or deemed held by any Affiliate Lender shall be excluded for purposes of making a determination of Super Majority Facility Lenders.

2.2 Amendment to Section 2.21(b).  Section 2.21(b) is hereby amended in its entirety to read as follows:

“(b)           the Commitment and Revolving Extensions of Credit of such Defaulting Lender shall not be included in determining whether all Lenders, the Super Majority Facility Lenders, the Majority Facility Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment, waiver or other modification pursuant to Section 10.1); provided, that this clause (b) shall not apply to the vote of a Defaulting Lender in the case of an amendment, waiver or other modification requiring the consent of all Lenders or each Lender affected thereby;”

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2.3 Amendment to Section 10.1.

(a) Clause (iv) of Section 10.1 is hereby amended in its entirety to read as follows:

“(iv) amend, modify or waive any provision of Section 2.15, Section 8.2, and Section 10.7 without the written consent of the Super Majority Facility Lenders in respect of each Facility adversely affected thereby;”

(b) The last sentence of Section 10.1 is hereby amended in its entirety to read as follows:

“Notwithstanding anything in this Section 10.1 or any other provision in this Agreement or any other Loan Document to the contrary, the Loans, LC Exposure and unused Commitments held or deemed held by any Affiliate Lender shall be excluded for purposes of making a determination of Required Lenders, Super Majority Facility Lenders or Majority Facility Lenders; provided, that the foregoing shall not apply to the vote of an Affiliate Lender in the case of an amendment, waiver or other modification requiring the consent of all Lenders or each Lender affected thereby.”

Section 3. Conditions Precedent.  This First Amendment shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 10.1 of the Credit Agreement) (the “Effective Date”):

3.1 The Administrative Agent shall have received from the Required Lenders and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this First Amendment signed on behalf of such Persons.

3.2 The Administrative Agent shall have received such other documents as the Administrative Agent or special counsel to the Administrative Agent may reasonably request.

3.3 No Default shall have occurred and be continuing, after giving effect to the terms of this First Amendment.

Section 4. Miscellaneous.

4.1 Confirmation.  The provisions of the Credit Agreement, as amended by this First Amendment, shall remain in full force and effect following the effectiveness of this First Amendment.

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4.2 Ratification and Affirmation; Representations and Warranties.  The Borrower hereby: (a) acknowledges the terms of this First Amendment; (b) ratifies and affirms its obligations under, and acknowledges, renews and extends its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, except as expressly amended hereby, after giving effect to the amendments contained herein; (c) agrees that from and after the Effective Date each reference to the Credit Agreement in the Guarantee and Collateral Agreement, the Mortgages and the other Loan Documents shall be deemed to be a reference to the Credit Agreement, as amended by this First Amendment; and (d) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this First Amendment:  (i) all of the representations and warranties made by the Borrower contained in each Loan Document to which it is a party are true and correct in all material respects, unless such representations and warranties are stated to relate to a specific earlier date, in which case, such representations and warranties shall continue to be true and correct in all material respects as of such earlier date and (ii) no Default has occurred and is continuing.

4.3 Limited Waiver.  Reference is made to that Notice of Revolving Commitment Increase dated as of March 16, 2011 previously delivered to the Administrative Agent which contemplates a Revolving Commitment Increase of the Revolving Commitments from $75,000,000 to $95,000,000 pursuant to Section 2.22. Each Lender party hereto hereby waives compliance with any notice and timing requirements in connection with such Revolving Commitment Increase otherwise required by Section 2.22. The foregoing waiver is hereby granted to the extent and only to the extent specifically stated herein and for no other purpose or period and shall not be deemed to (a) be a consent or agreement to, or waiver or modification of, any other term or condition of the Credit Agreement, any other Loan Document or any of the documents referred to therein, or (b) except as expressly set forth herein, prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement, any other Loan Document or any of the documents referred to therein.  Granting the waiver set forth herein does not and should not be construed to be an assurance or promise that waivers will be granted in the future, whether for the matters herein stated or on other unrelated matters.

4.4 Loan Document.  This First Amendment is a “Loan Document” as defined and described in the Credit Agreement and all of the terms and provisions of the Credit Agreement relating to Loan Documents shall apply hereto.

4.5 Counterparts.  This First Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.  Delivery of this First Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

4.6 NO ORAL AGREEMENT.  THIS FIRST AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR UNWRITTEN ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO ORAL AGREEMENTS BETWEEN THE PARTIES.

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4.7 GOVERNING LAW.  THIS FIRST AMENDMENT (INCLUDING, BUT NOT LIMITED TO, THE VALIDITY AND ENFORCEABILITY HEREOF) SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed as of the date first written above.

BLUEKNIGHT ENERGY PARTNERS, L.P.

By:	Blueknight Energy Partners G.P., L.L.C., its general partner

By:	/s/ Alex G. Stallings
Name:	Alex G. Stallings
Title:	Chief Financial Officer

Signature Page to First Amendment to
Credit Agreement

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Robert Traband
Name:	Robert Traband
Title:	Managing Director

Signature Page to First Amendment to
Credit Agreement

CREDIT AGRICOLE CORPORATEAND INVESTMENT BANK, as a Lender

By:	/s/ Michel Kermarrec
Name:	Michel Kermarrec
Title:	Vice President

By:	/s/ Zali Win
Name:	Zali Win
Title:	Managing Director

Signature Page to First Amendment to
Credit Agreement

LLOYDS TBS BANK PLC, as a Lender

By:
Name:
Title:

Signature Page to First Amendment to
Credit Agreement

SOCIETE GENERALE, as a Lender

By:	/s/ Anson Williams
Name:	Anson Williams
Title:	Director

Signature Page to First Amendment to
Credit Agreement

NATIXIS, as a Lender

By:	/s/ Louie P. Laville, III
Name:	Louie P. Laville, III
Title:	Managing Director

By:	/s/ Daniel Payer
Name:	Daniel Payer
Title:	Managing Director

Signature Page to First Amendment to
Credit Agreement

CITIBANK, N.A., as a Lender

By:	/s/ John F. Miller
Name:	John F. Miller
Title:	Attorney-in-Fact

Signature Page to First Amendment to
Credit Agreement

MIZUHO CORPORATE BANK LTD., as a Lender

By:	/s/ Leon Mo
Name:	Leon Mo
Title:	Authorized Signatory

Signature Page to First Amendment to
Credit Agreement

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Tom K. Martin
Name:	Tom K. Martin
Title:	Director

Signature Page to First Amendment to
Credit Agreement

VITOL REFINING, B.V., as a Lender

By:
Name:
Title:

Signature Page to First Amendment to
Credit Agreement
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